CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 11, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Commission File No. 33-11986-LA

                              Crown Partners, Inc.
             (Exact name of Registrant as specified in its charter)

          Nevada,                                         USA 91-2008803
(State of Incorporation)                       (IRS Employer Identification No.)

                    27430 Riverside Lane, Valencia, CA 91354
               (Address of principal executive offices)(Zip Code)

         Company's telephone number, including area code: (661) 287-3772

Item 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

LBB & Associates, Ltd., LLP (LBB) was dismissed on August 11, 2006 as our independent auditors. LBB's report dated April 28, 2006 on our balance sheet of Crown Partners, Inc. as of December 31, 2005, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2005 and 2004, and in the subsequent interim period, there were no disagreements with LBB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference to the matter in their report. We have requested them to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the LBB letter is filed as
Exhibit 16.1 to this amended Form 8-K. Malone & Bailey, PC (M&B) was engaged on August 11, 2006 as our principal accountant. The decision to change accountants was approved by the Board of Directors.

The managing shareholder of LBB used to work with M&B until July 5, 2004, and M&B was our auditors for 2003 and prior years. Subsequent to July 5, 2004, and through the date hereof, neither we nor anyone on our behalf consulted with M&B regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&B provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in
Item 304(a)(iv) and (v), respectively, of Regulation S-K with LBB.

We have requested M&B review the disclosure in this report on Form 8-K and provided M&B the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of our views, or the respects in which M&B does not agree with the statements made by us in this report. M&B has advised us that no such letter need be issued.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description (see below):

Exhibit   Description                                                 Location
-------   -----------                                                 --------
16.1      Letter sent to SEC from LBB & Associates, Ltd., LLP dated   Provided
          August 11, 2006                                             herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Crown Partners, Inc.


By:  /s/ Charles Smith
     -----------------------------------
     Name: Charles Smith
     Chief Executive Office

Dated: August 11, 2006